                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 2004

                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)

Delaware                              001-32048            13-3692801
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(State or other jurisdiction of      (Commission File     (IRS Employer
incorporation or organization)        Number)            Identification Number)

388 Greenwich Street, New York, New York                                   10013
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(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (212) 816-7496.
                                                  --------------

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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

The issuer of the underlying  securities,  or guarantor  thereof,  or successor, thereto, as applicable,  is subject to the information reporting requirements of the Securities  Exchange Act of 1934, as amended (the "Exchange Act").  Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying  securities,  or guarantor thereof, or successor thereto,  as  applicable,  may be inspected  and copied at the public  reference
facilities   maintained  by  the   Securities  and  Exchange   Commission   (the
"Commission") at 450 Fifth Street, N.W., Washington,  D.C. 20549. The Commission
also  maintains  a site on the World Wide Web at  "http://www.sec.gov"  at which users can view and download copies of reports,  proxy and information statements
and  other  information  filed   electronically   through  the  Electronic  Data
Gathering,  Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents,  or made any due diligence  investigation  with respect to the information  provided therein.  Neither  Structured  Product  Corp.  nor the trustee has  verified the accuracy or completeness of such documents or reports. There can be no assurance that events  affecting  the issuer of the  underlying  securities,  or guarantor thereof, or successor thereto, as applicable,  or the underlying securities have not  occurred or have not yet been  publicly  disclosed  which would  affect the accuracy or completeness of the publicly available documents described above.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements, Pro-Forma Financial Information and Exhibits.

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          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits:

               1.   Trustee's   Report   with   respect  to  the  July  1,  2004
                    Distribution Date for the CorTS Trust II for Aon Capital A

 Item 8.  Change in Fiscal Year

          Not Applicable.

Item 9.   Regulation FD Disclosure

          Not Applicable.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 By:  /s/ Mark C. Graham
                                                 -------------------------------
                                                 Name:   Mark C. Graham
                                                 Title:  Authorized Signatory

July 1, 2004

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EXHIBIT INDEX

Exhibit                                                                    Page
-------                                                                    ----

     1    Trustee's  Report with  respect to the July 1, 2004  Distribution   6
          Date for the CorTS Trust II for Aon Capital A

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                                    Exhibit 1

To the Holders of:
CorTS Trust II for Aon Capital A
7.75% Corporate-Backed Trust Securities (CorTS) Class A Certificates
*CUSIP:   22081V206               Class:    A
*CUSIP:   22081VAA5               Class:    B

U.S. Bank Trust National Association,  as Trustee for the CorTS Trust II for Aon
Capital A, hereby gives notice with respect to the Distribution  Date of July 1,
2004 (the "Distribution Date") as follows:

1.   The amount of the  distribution  payable to the  Certificateholders  on the
     Distribution Date allocable to principal and premium, if any, and interest, expressed  as a dollar  amount per $25 Class A  Certificate  and per $1,000
     Notional Amount of Class B Certificates, is as set forth below:

     Class           Principal           Interest             Total Distribution
     A               $  0.000000         $  0.968750          $  0.968750
     B               $  0.000000         $  2.275000          $  2.275000

2.   The amount of aggregate  interest  due and not paid as of the  Distribution
     Date is $0.000000.

3.   No fees have been paid to the Trustee or any other party from the  proceeds of the Term Assets.

4.   $25,250,000  aggregate  principal  amount of Aon  Capital A 8.205%  Capital
     Securities  due January 1, 2027 (the "Term  Assets") are held for the above trust.

5.   At the  close of  business  on the  Distribution  Date,  1,010,000  Class A
     Certificates   representing  $25,250,000  aggregate  Certificate  Principal
     Balance and $25,250,000  aggregate  Notional Amount of Class B Certificates were outstanding.

6.   The  current  rating of the Term  Assets is not  provided  in this  report.
     Ratings can be obtained from Standard & Poor's Ratings Services, a division of The  McGraw-Hill  Companies,  Inc.,  by  calling  212-438-2400  and from
     Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness.  It is included for the convenience of the Holders.

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